UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2021

BIOLASE, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36385	87-0442441
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27042 Towne Centre Dr., Suite 270 Foothill Ranch, CA	92610
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 361-1200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	BIOL	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On February 24, 2021, BIOLASE, Inc., a Delaware corporation (the “Company”), entered into the Seventh Amendment to Credit Agreement (the “Seventh Amendment”) with SWK Funding LLC (“SWK”), in connection with that certain Credit Agreement (the “Credit Agreement”), by and among the Company, SWK, and the lender parties thereto.

The Seventh Amendment amends the Credit Agreement by providing for minimum aggregate revenue requirements at the end of certain periods, to the extent that liquid assets are less than $15,000,000, as follows:

Three (3) month period ending Q1 2021	$5,000,000
Three (3) month period ending Q2 2021	$5,000,000
Three (3) month period ending Q3 2021	$9,000,000
Six (6) month period ending Q4 2021	$19,000,000
Nine (9) month period ending Q1 2022	$30,000,000
Twelve (12) month period ending Q2 2022	$37,000,000
Twelve (12) month period ending Q3 2022	$38,000,000
Twelve (12) month period ending Q4 2022 and each Fiscal Quarter thereafter	$40,000,000

In addition, the Seventh Amendment amends the Credit Agreement by providing for minimum EBITDA requirements at the end of certain periods, to the extent that liquid assets are less than $15,000,000, as follows:

Three (3) month period ending Q1 2021	-($4,000,000)
Three (3) month period ending Q2 2021	-($4,500,000)
Three (3) month period ending Q3 2021	$1
Six (6) month period ending Q4 2021	$500,000
Nine (9) month period ending Q1 2022	-($1,000,000)
Twelve (12) month period ending Q2 2022	-($1,000,000)

Twelve (12) month period ending Q3 2022	-($	1,000,000)
Twelve (12) month period ending Q4 2022 and each Fiscal Quarter thereafter		$1

The Seventh Amendment contains representations, warranties, covenants, releases, and conditions customary for a credit agreement amendment of this type.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 2, 2021	BIOLASE, INC.

	By:	/s/ John R. Beaver
	Name:	John R. Beaver
	Title:	President and Chief Executive Officer